UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2017

HOMEFED CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10153	33-0304982
(Commission File Number)	(IRS Employer Identification No.)

1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA	92008
(Address of Principal Executive Offices)	(Zip Code)

760-918-8200
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the stockholders of HomeFed Corporation (the “Company”) at the Annual Meeting of Stockholders of the Company held on August 4, 2017 (the “Annual Meeting”).

1.             Election of directors.

Each of the seven nominees for director was elected, and the voting results are set forth below:

	Number of Shares
	For	Withheld	Broker Non-Votes
Patrick D. Bienvenue	6,653,926	4,293	950,710
Paul J. Borden	6,634,743	23,476	950,710
Timothy M. Considine	6,633,835	24,384	950,710
Brian P. Friedman	6,633,901	24,318	950,710
Jimmy Hallac	6,626,980	31,239	950,710
Michael A. Lobatz	6,595,905	62,314	950,710
Joseph S. Steinberg	6,629,292	28,927	950,710

2.             Advisory vote to approve named executive officer compensation.

The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, and the voting results are set forth below:

For	6,639,452
Against	8,163
Abstentions	10,604
Broker Non-Votes	950,710

3.             Advisory vote on the frequency of future votes to approve named executive officer compensation.

Management intends to continue to hold the advisory vote to approve executive compensation every year. The voting results are set forth below:

	For	Withheld	Broker Non-Votes
One Year	6,641,979	7,162	950,710
Two Years	1,704	7,162	950,710
Three Years	7,374	7,162	950,710

4.             Ratification of PricewaterhouseCoopers LLP, as independent auditors for the year ended December 31, 2017.

The ratification of PricewaterhouseCoopers LLP was approved, and the voting results are set forth below:

For	7,591,818
Against	13,898
Abstentions	3,213

Item 7.01.	Regulation FD Disclosure.

The information set forth in the Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Forward Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical are “forward-looking” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and involve a high degree of risk and uncertainty. Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements and involve risks and other uncertainties more fully described in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and any updates contained in its subsequently filed quarterly reports on Form 10-Q or current reports on Form 8-K.  These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any intent or obligation to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2017

HOMEFED CORPORATION

/s/ Erin N. Ruhe
Name:	Erin N. Ruhe
Title:	Vice President

Exhibit Index

Exhibit No.	Description

99.1	Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting.